    [Logo]  MFS(R)                                            SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 1998
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

                                   MFS(R) INSTITUTIONAL EMERGING
                                   MARKETS DEBT FUND

                                   [Graphic Omitted]

MFS(R) INSTITUTIONAL EMERGING MARKETS DEBT FUND

TRUSTEES                                        INVESTMENT ADVISER
Jeffrey L. Shames*                              Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and          500 Boylston Street
Director, MFS Investment Management(R)          Boston, MA 02116-3741

Nelson J. Darling, Jr.                          DISTRIBUTOR
Professional Trustee                            MFS Fund Distributors, Inc.
                                                500 Boylston Street
William R. Gutow                                Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;       INVESTOR SERVICE
Real Estate Consultant                          MFS Service Center, Inc.
                                                P.O. Box 2281
CHAIRMAN AND PRESIDENT                          Boston, MA 02107-9906
Jeffrey L. Shames*
                                                For additional information,
PORTFOLIO MANAGERS                              contact your financial adviser.
Robert J. Manning*
Matthew W. Ryan*                                CUSTODIAN
                                                State Street Bank and Trust Company
TREASURER
W. Thomas London*                               WORLD WIDE WEB
                                                www.mfs.com
ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

-------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $12 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately by exchanging into another MFS fund. Or, if you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the fund.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to-date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    January 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 1998, the Fund provided a total return of -8.95% (including the reinvestment of any distributions). The Fund's return compares to a 6.19% return for the Fund's custom index, a blend of the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+), which comprises 50% of the custom index, and the J.P. Morgan Emerging Local Markets Index (50%). The EMBI+ is comprised of Brady bonds (U.S. dollar-denominated restructured bank loans), while the J.P. Morgan Emerging Local Markets Index is comprised of local-currency, short-term instruments. The Fund typically invests half its net assets in Brady bonds and half in local-currency instruments.

Emerging markets debt experienced substantial volatility in the second half of 1998. In August alone, the EMBI+ declined nearly 30% before recovering by some 29% from mid-September to November. Financial and economic collapse in Russia was the primary cause of the market decline, sending prices of Russian assets spiraling and precipitating a sell-off of emerging markets debt generally. Leveraged investors with large positions in Russia were forced to liquidate portfolios in order to meet margin calls. A vicious cycle of forced and panic selling ensued, fueled by continued Asian economic weakness, low commodity prices, and the perceived vulnerability of other economies, such as Brazil's. Some stability and recovery began to take hold in October following actions by the Federal Reserve Board and other central bankers to lower interest rates. Other factors contributing to the market's rebound included establishment of an International Monetary Fund (IMF) loan program for Brazil, increased funding of the IMF's capital base, and Japanese actions to correct weaknesses in that country's economic and banking systems. Also, the recovery in equity markets provided support to credit markets generally.

Large swings in returns are not unprecedented for this asset class. Returns on Brady bonds experienced similar declines in the first quarter of 1995 but rebounded and returned over 30% for the year. Between 1991 and 1998, average annual Brady bond returns were just over 19%.

With EMBI+ yields of 16% to 17%, we believe the market offers investors an appropriately large risk premium. Low commodity prices will continue to pressure fiscal and external accounts in a number of countries, particularly in Latin America. This region is vulnerable to further volatility due to the continued unsettled situation in Brazil. That said, we are encouraged by recent policy actions in Mexico to correct banking system weaknesses and to maintain a tight fiscal stance. Looking beyond Latin America, which comprises over 80% of the EMBI+, we have begun to see improvements in underlying fundamentals in a number of countries -- South Korea being a notable example -- that have contributed to significantly favorable performance. Signs of a turnaround are evident in various other developing Asian economies as well. We believe select Eastern European countries, particularly Poland and Bulgaria, are strong candidates for upgrades by credit-rating agencies.

It is important to note that while the balance of risk in emerging markets has shifted to Latin America, bond yields have generally adjusted to reflect this risk. So while the Fund has benefited from underweighting the region, we are comfortable with existing Latin American positions. We have benefited from overweighting Eastern European and Asian bonds. Moreover, country selection has generally contributed to performance. The Fund has emphasized markets with stable and/or improving economic fundamentals and manageable debt service obligations, such as Mexico, Panama, and Bulgaria. Consistent with our global focus, we have also sought to exploit diversification benefits by investing in markets such as Poland, Croatia, and Morocco that seem less susceptible to commodity price downturns or contagion from Latin America or Russia. The Fund's exposure to Russia hurt performance. Although it had no ruble exposure, the Fund was adversely affected by the sell-off in dollar-denominated global bonds.

Fund performance was most adversely affected by underweightings in currency positions, particularly in Asia but also in the Czech Republic and Turkey. Concern over the vulnerability of Asian currencies to further weakness, given banking system problems, economic fragility, and the deterioration of the yen, turned out to be overly pessimistic. Still, we remain cautious regarding currencies going forward, seeing the most value in Eastern Europe.

    Respectfully,

/s/ Robert J. Manning                   /s/ Matthew W. Ryan
    Robert J. Manning                       Matthew W. Ryan
    Portfolio Manager                       Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGERS' PROFILES

Robert J. Manning is a Senior Vice President, Director of Fixed Income Research, and a member of the Fixed Income Management Group of MFS Investment Management(R). He is portfolio manager of MFS(R) High Income Fund, MFS(R) High Yield Opportunities Fund, MFS(R) Special Value Trust, MFS(R) American(SM) U.S. High Yield Fund, and MFS(R) Meridian(SM) U.S. High Yield Fund. In addition, he is co-manager of MFS(R) Institutional Emerging Debt Fund. Mr. Manning joined MFS in 1984 as a research analyst in the High Yield Bond Department. He was named Vice President in 1988, portfolio manager of MFS Special Value Trust in 1992, Senior Vice President in 1993, portfolio manager of MFS(R) High Income Fund in 1994, portfolio manager of MFS(R) High Yield Opportunities Fund in 1998, and Director of Fixed Income Research in 1999. He is a graduate of the University of Lowell and earned an M.B.A. degree in finance from Boston College.

Matthew W. Ryan is Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Institutional Emerging Markets Debt Fund with co-manager Robert J. Manning. Before joining the firm in 1997, Mr. Ryan worked as an economist for four years at the International Monetary Fund and for five years as an international economist with the U.S. Treasury Department. He was named Vice President in 1999. He is a graduate of Williams College and earned a master's degree in international economics and foreign policy from Johns Hopkins University.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective:              Seeks total return (high current income and
                        long-term growth of capital). The Fund invests, under normal market conditions, at least 65% of its total assets in fixed-income securities of government, government-related, supranational and corporate issuers that are located or primarily conducting their business in emerging markets.

Commencement of
investment operations:  August 7, 1995

Size:                   $4.8 million net assets as of December 31, 1998

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

                                6 Months     1 Year    3 Years  10 Years/Life*
-------------------------------------------------------------------------------
Cumulative Total Return           -8.95%     -7.06%    +22.57%        +28.39%
-------------------------------------------------------------------------------
Average Annual Total Return         --       -7.06%    + 7.02%        + 7.62%
-------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, August 7, 1995, through December 31, 1998.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the ecomomic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 1998

Bonds - 76.7%
--------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
ISSUER                                              (000 OMITTED)         VALUE
--------------------------------------------------------------------------------
Foreign Bonds - 76.7%
  Argentina - 8.6%
    Republic of Argentina, 11s, 2005                      $   200    $  199,000
    Republic of Argentina, 11.75s, 2007##                     250       214,687
                                                                     ----------
                                                                     $  413,687
--------------------------------------------------------------------------------
  Brazil - 12.3%
    Banco Nacional De Desenvolvi, 14.724s, 2008
      (Banks and Credit Companies)##                      $   300    $  241,500
    Federal Republic of Brazil, 6.125s, 2006                  144        92,347
    Federal Republic of Brazil, 9.375s, 2008                  375       256,875
                                                                     ----------
                                                                     $  590,722
--------------------------------------------------------------------------------
  Bulgaria - 5.8%
    National Republic of Bulgaria, 6.688s, 2024           $   400    $  280,000
--------------------------------------------------------------------------------
  Colombia - 2.3%
    Republic of Columbia, 12.243s, 2005                   $   120    $  109,800
--------------------------------------------------------------------------------
  Croatia - 2.0%
    Republic of Croatia, 6.653s, 2006                     $   118    $   94,685
--------------------------------------------------------------------------------
  Greece - 3.1%
    Hellenic Republic, 8.6s, 2008                      GDR 37,000    $  146,600
--------------------------------------------------------------------------------
  Mexico - 14.1%
    Petroleos Mexicanos, 9.574s, 2005
      (Oil Services)##                                    $    90    $   81,900
    United Mexican States, 6.201s, 2019                       250       203,125
    United Mexican States, 9.875s, 2007                       400       393,000
                                                                     ----------
                                                                     $  678,025
--------------------------------------------------------------------------------
  Morocco - 4.1%
    Morocco Tranche A, 6.063s, 2009+                      $   250    $  195,000
--------------------------------------------------------------------------------
  Panama - 2.9%
    Republic of Panama, 8.875s, 2027                      $   150    $  140,250
--------------------------------------------------------------------------------
  Peru - 2.4%
    Republic of Peru, 4s, 2017                            $   180    $  112,950
--------------------------------------------------------------------------------
  Philippines - 4.7%
    ING Bank NV London Branch, 0s, 1999
      (Banks and Credit Companies)                        $   200    $  227,000
--------------------------------------------------------------------------------
  Poland - 9.7%
    Government of Poland, 3s, 2024                        $   250    $  165,625
    Telekomunikacja Polska SA Finance BV,
       7.75s, 2008 (Utilities - Telephone)##                  300       297,750
                                                                     ----------
                                                                     $  463,375
--------------------------------------------------------------------------------
  Russia - 1.5%
    Russian Federation, 8.75s, 2005##                     $   300     $  70,500
--------------------------------------------------------------------------------
  South Korea - 3.2%
    Republic of Korea, 8.875s, 2008                       $   150    $  153,336
--------------------------------------------------------------------------------
Total Bonds (Identified Cost, $3,790,500)                            $3,675,930
--------------------------------------------------------------------------------

Rights
--------------------------------------------------------------------------------
ISSUER                                                     SHARES         VALUE
--------------------------------------------------------------------------------
    United Mexican States (Identified Cost, $0)*          385,000    $        0
--------------------------------------------------------------------------------

Short-Term Obligations - 19.8%
--------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
                                                    (000 OMITTED)
--------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp.
      due 1/04/99 at Amortized Cost                       $   950    $  949,644
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $4,740,144)                      $4,625,574
Other Assets, Less Liabilities - 3.5%                                   167,306
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $4,792,880
--------------------------------------------------------------------------------

 * - Non-income producing security.
## - SEC Rule 144A restriction.
 + - Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

GRD = Greek Drachma        HKD = Hong Kong Dollars

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
DECEMBER 31, 1998
-------------------------------------------------------------------------------

Assets:
  Investments, at value (identified cost, $4,740,144)                            $4,625,574
  Cash                                                                               15,049
  Interest receivable                                                                94,347
  Net receivable for forward foreign currency exchange contracts to
    purchase                                                                         27,609
  Net receivable for forward foreign currency exchange contracts subject to
    master netting agreements                                                        41,551
  Receivable from investment adviser                                                 27,808
  Deferred organization expenses                                                      6,575
  Other assets                                                                           35
                                                                                 ----------
      Total assets                                                               $4,838,548
                                                                                 ----------
Liabilities:
  Net payable for forward foreign currency exchange contracts to sell            $   39,706
  Payable to affiliates -
    Management fee                                                                      111
    Shareholder servicing agent fee                                                       1
  Accrued expenses and other liabilities                                              5,850
                                                                                 ----------
      Total liabilities                                                          $   45,668
                                                                                 ----------
Net assets                                                                       $4,792,880
                                                                                 ==========
Net assets consist of:
  Paid-in capital                                                                $5,403,965
  Unrealized depreciation on investments and translation of assets and
    liabilities in foreign currencies                                               (85,197)
  Accumulated distributions in excess of net realized gain on investments
    and foreign currency transactions                                              (563,143)
  Accumulated undistributed net investment income                                    37,255
                                                                                 ----------
      Total                                                                      $4,792,880
                                                                                 ==========
Shares of beneficial interest outstanding                                         528,127
                                                                                  =======

Net asset value, offering price, and redemption price per share (net assets of
  $4,792,880 / 528,127 shares of beneficial interest outstanding)                 $9.08
                                                                                  =====

See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 1998
-------------------------------------------------------------------------------

Net investment income:
  Interest income                                                             $  207,594
                                                                              ----------

  Expenses -
    Management fee                                                            $   20,320
    Trustees' compensation                                                         2,200
    Shareholder servicing agent fee                                                  180
    Administrative fee                                                               243
    Auditing fees                                                                  9,473
    Registration fees                                                              9,264
    Custodian fee                                                                  5,386
    Printing                                                                       3,188
    Amortization of organization expenses                                          2,057
    Legal fees                                                                       410
    Miscellaneous                                                                     47
                                                                              ----------
      Total expenses                                                          $   52,768
    Fees paid indirectly                                                          (1,707)
    Preliminary reduction of expenses by investment adviser                      (21,178)
                                                                              ----------
      Net expenses                                                            $   29,883
                                                                              ----------
        Net investment income                                                 $  177,711
                                                                              ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                   $ (518,991)
    Futures contracts                                                             (7,421)
    Foreign currency transactions                                                 20,335
                                                                              ----------
      Net realized loss on investments and foreign currency transactions      $ (506,077)
                                                                              ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                               $ (182,303)
    Futures contracts                                                                 29
    Translation of assets and liabilities in foreign currencies                   28,285
                                                                              ----------
      Net unrealized loss on investments and foreign currency translation     $ (153,989)
                                                                              ----------
        Net realized and unrealized loss on investments and foreign
          currency                                                            $ (660,066)
                                                                              ----------
          Decrease in net assets from operations                              $ (482,355)
                                                                              ==========

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED            YEAR ENDED
                                                               DECEMBER 31, 1998         JUNE 30, 1998
                                                                     (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                               $  177,711            $  344,034
  Net realized loss on investments and foreign currency
    transactions                                                        (506,077)             (124,794)
  Net unrealized loss on investments and foreign currency
    translation                                                         (153,989)             (134,989)
                                                                      ----------            ----------
    Increase (decrease) in net assets from operations                 $ (482,355)           $   84,251
                                                                      ----------            ----------
Distributions declared to shareholders -
  From net investment income                                          $ (362,744)           $ (175,251)
  From net realized gain on investments and foreign currency
    transactions                                                        --                    (365,182)
  In excess of net realized gain on investments and foreign
    currency transactions                                                (27,982)               (7,721)
                                                                      ----------            ----------
    Total distributions declared to shareholders                      $ (390,726)           $ (548,154)
                                                                      ----------            ----------
Net increase in net assets from Fund share transactions               $  339,454            $  464,895
                                                                      ----------            ----------
      Total increase (decrease) in net assets                         $ (533,627)           $      992
Net assets:
  At beginning of period                                               5,326,507             5,325,515
                                                                      ----------            ----------
  At end of period (including accumulated undistributed net
    investment income of $37,255 and $222,288, respectively)          $4,792,880            $5,326,507
                                                                      ==========            ==========

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED
                                                                                   JUNE 30,
                                                 SIX MONTHS ENDED        ----------------------------          PERIOD ENDED
                                                DECEMBER 31, 1998              1998              1997        JUNE 30, 1996*
                                                      (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $10.86            $11.94            $10.88                $10.00
                                                           ------            ------            ------                ------
Income from investment operations# -
  Net investment income(S)                                 $ 0.36            $ 0.73            $ 0.94                $ 0.70
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions           (1.33)            (0.56)             1.41                  0.56
                                                           ------            ------            ------                ------
      Total from investment operations                     $(0.97)           $ 0.17            $ 2.35                $ 1.26
                                                           ------            ------            ------                ------
Less distributions declared to shareholders -
  From net investment income                               $(0.75)           $(0.40)           $(0.83)               $(0.38)
  From net realized gain on investments and foreign
    currency transactions                                    --               (0.83)            (0.46)                 --
  In excess of net realized gain on investments and
    foreign currency transactions                           (0.06)            (0.02)             --                    --
                                                           ------            ------            ------                ------
      Total distributions declared to shareholders         $(0.81)           $(1.25)           $(1.29)               $(0.38)
                                                           ------            ------            ------                ------
Net asset value - end of period                            $ 9.08            $10.86            $11.94                $10.88
                                                           ======            ======            ======                ======
Total return                                              (8.95)%++           1.67%            22.79%                12.93%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                1.31%+            1.30%             1.29%                 1.25%+
  Net investment income                                     7.39%+            6.46%             8.30%                 7.59%+
Portfolio turnover                                           131%              159%              473%                  285%
Net assets at end of period (000 omitted)                  $4,793            $5,327            $5,326                $4,160

  * For the period from the commencement of the Fund's investment operations, August 7, 1995, through June 30, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense.
(S) Subject to reimbursement, the investment adviser voluntarily agreed  to maintain the expenses of the Fund (excluding management fee) at not more than 0.40% of average daily net assets. To the extent that actual expenses were over these limitations, the net investment income per share and ratios would have been:

    Net investment income                                  $ 0.32            $ 0.66            $ 0.85                 $ 0.43
    Ratios (to average net assets):
      Expenses##                                            2.20%+            1.91%             2.07%                  4.21%+
      Net investment income                                 6.51%+            5.86%             7.48%                  4.63%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Emerging Markets Debt Fund (the Fund) is a non-diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.85% of the Fund's average daily net assets.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1998, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $159,726.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $5,329,947 and $4,432,326, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $4,740,144
                                                                   ----------
Gross unrealized depreciation                                      $ (256,276)
Gross unrealized appreciation                                         141,706
                                                                   ----------
    Net unrealized depreciation                                    $ (114,570)
                                                                   ==========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                      SIX MONTHS ENDED DECEMBER 31, 1998      YEAR ENDED JUNE 30, 1998
                                      ----------------------------------      ------------------------
                                                   SHARES         AMOUNT        SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                         1,815     $   18,171         4,979      $   57,265
Shares issued to shareholders in reinvestment
  of distributions                                 43,174        390,726        51,762         548,154
Shares reacquired                                  (7,433)       (69,443)      (12,075)       (140,524)
                                                  -------     ----------      --------      ----------
    Net increase                                   37,556     $  339,454        44,666      $  464,895
                                                  =======     ==========      ========      ==========

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended December 31, 1998, was $24.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                                            NET
                                                                                                                     UNREALIZED
                                                  CONTRACTS TO                                   CONTRACTS         APPRECIATION
                     SETTLEMENT DATE           DELIVER/RECEIVE        IN EXCHANGE FOR             AT VALUE       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Sales                        3/19/99  DEM              312,585               $175,000             $188,117            $(13,117)
                             5/03/99  HKD            2,200,000                276,799              283,532              (6,733)
                             3/19/99  HUF           58,591,500                244,948              264,804             (19,856)
                                                                             --------             --------            --------
                                                                             $696,747             $736,453            $(39,706)
                                                                             ========             ========            ========
Purchases                    3/19/99  DEM              312,585               $178,722             $188,117            $  9,395
                             5/03/99  HKD             1,100,00                138,356              141,766               3,410
                             3/19/99  HUF           58,591,500                250,000              264,804              14,804
                                                                             --------             --------            --------
                                                                             $567,078             $594,687            $ 27,609
                                                                             ========             ========            ========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $41,551 with Merrill Lynch at December 31, 1998.

At December 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1998, the Fund owned the following restricted securities (constituting 4.07% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, is valued at fair value as determined in good faith by or at the direction of the Trustees.

                                                                                            PAR
DESCRIPTION                                               DATE OF ACQUISITION            AMOUNT              COST             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Morocco Tranche A, 6.0635, 2009                                       8/26/98          $250,000          $172,501          $195,000
                                                                                                                           --------
                                                                                                                           $195,000
                                                                                                                           ========

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                               IMD-2 2/99 .5M